SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                               CCF Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [      ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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


                        [CCF HOLDING COMPANY LETTERHEAD]













March 24, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CCF Holding Company, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia on Wednesday, April 26, 2000 at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/David B. Turner
                                           -------------------------------------
                                           David B. Turner
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 26, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CCF Holding Company ("the Company"), will be held in the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia on Wednesday, April 26, 2000 at 9:30 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   Election of four directors of the Company;
2.   Approval of the 2000 stock option plan; and
3. Ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 16, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Charles S. Tucker
                                              ----------------------------------
                                              Charles S. Tucker
                                              Secretary
Jonesboro, Georgia
March 24, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of Heritage Bank (the "Bank"), the wholly owned subsidiary of the Company, located at 440 North Jeff Davis Drive, Fayetteville, Georgia on Wednesday, April 26, 2000, 9:30 a.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 24, 2000.

         At the Meeting, stockholders will consider and vote upon (i) the election of four directors, (ii) the approval of the 2000 stock option plan, and
(iii) the ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by those proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted for the nominees for director set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 16, 2000 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 986,849 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event will any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by the person or any of his or her affiliates or associates (as those terms are defined in the Articles), shares which the person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which the person and his or her affiliates or associates have or share investment or voting power, but does not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on the matter (the "broker non-votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for either or both of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of a director.

         As to the adoption of the 2000 stock option plan and ratification of independent auditors as set forth in Proposals II and III and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. The approval of the stock option plan will be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes. Proxies marked "ABSTAIN" will be treated as a vote cast. The ratification of independent auditors, and all other matters, unless otherwise required by law, will be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                        Percent of Shares of
                                                 Amount and Nature of      Common Stock
Name of Beneficial Owner                         Beneficial Ownership      Outstanding
------------------------                         --------------------      -----------
Wellington Management Company, LLP
  75 State Street
  Boston, Massachusetts  02109(1)                     142,538                    14.4%
John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts  02199(2)                      85,734                     8.7%
Jeffrey L. Gendell
  200 Park Avenue, Suite 3900
  New York, New York 10166(3)                          82,401                     8.3%
Heritage Bank Employee Stock Ownership Plan
  101 North Main Street
  Jonesboro, Georgia 30236(4)                          85,176                     8.6%
David B. Turner
  101 North Main Street
  Jonesboro, Georgia  30236(5)                         65,149                     6.5%

----------------------------------
(1) Based on an amended Schedule 13G filed on February 11, 2000. The amount shown includes shares owned of record by First Financial Fund, Inc.
(2) Based on an amended Schedule 13G jointly filed on January 19, 2000 with John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc. and The Berkeley Financial Group, Inc.
(3) Based on a Schedule 13D filed on October 3, 1997 with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Tontine Overseas Associates, Ltd. The number of shares has been adjusted to reflect two 10% stock dividends that were paid after the filing of the
     Schedule 13D.
(4)  Based on an amended Schedule 13G filed on January 31, 2000.
(5) Based, in part, on a Schedule 13G filed on February 23, 2000. Includes 28,800 shares of Common Stock that may be acquired within 60 days of the Record Date through the exercise of options.

--------------------------------------------------------------------------------
                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors consists of seven members. At the meeting, two directors will be elected for a three-year term, one director will be elected for a two-year term and one director will be elected for a one-year term. Directors serve until their successors have been elected and qualified.

         Edwin Kemp, Joe Mundy, John Mitchell and Leonard Moreland have been nominated by the Board of Directors to serve as directors. All nominees are currently members of the Board. Messrs. Kemp and Mundy have been nominated for a three-year term to expire in 2003, Mr. Mitchell has been nominated for a two-year term to expire in 2002 and Mr. Moreland has been nominated for a one-year term to expire in 2001. It is intended that the person named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank. However, not every director of the Bank is a director of the Company.

                                                                                      Shares of
                                                      Year First         Current    Common Stock           Percent
                                                      Elected or         Term to    Beneficially             of
Name                                    Age(1)       Appointed(2)        Expire       Owned (3)            Class
----                                    ------       ------------        -------    -----------            -----
                                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2003
Edwin S. Kemp, Jr.                        52             1988              2000         20,162(4)(5)         2.0%
Joe B. Mundy                              80             1989              2000         13,464(4)(5)         1.4%

                                         BOARD NOMINEE FOR TERM TO EXPIRE IN 2002
John T. Mitchell                          59             1997              2000         31,077(6)            3.2%

                                         BOARD NOMINEE FOR TERM TO EXPIRE IN 2001
Leonard A. Moreland                       38             1996              2000         17,604(7)            1.8%

                                              DIRECTORS CONTINUING IN OFFICE
John B. Lee, Jr.                          72             1975              2001         11,086(4)(5)         1.1%(7)
David B. Turner                           51             1992              2002         65,149(8)            6.5%
Charles S. Tucker                         73             1978              2002         10,370(4)(5)         1.0%(7)

All directors and executive
officers as a group (12 persons)                                                       199,556(9)           18.8%

-----------------

(1)  At December 31, 1999.
(2) Refers to the year the individual first became a director of the Company or the Bank. All persons who were directors of the Bank during March 1995 became directors of the Company when it was incorporated in March 1995.
(3)  Beneficial ownership is as of the Record Date.
(4) Includes 5,760 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(5) Excludes 85,176 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and 19,932 shares held under the Management Stock Bonus Plan ("MSBP") for which the individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. The individual disclaims beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan."
(6) Includes 2,200 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(7) Includes 7,260 shares of Common Stock that the individual was the right to acquire through the exercise of options within 60 days of the Record Date.
(8) Includes 28,800 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(9) Excludes 73,838 shares of Common Stock held under the ESOP (85,176 shares minus the 11,338 shares allocated to executive officers) and 18,201 shares held in the MSBP for which Directors Kemp, Mundy, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan." Includes 75,886 shares of common stock that the individuals have the right to acquire through the exercise of options within 60 days of the Voting Record Date.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995 and holds the same positions with the Bank. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held such other positions with the Bank as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner is also a board member of Hope Shelter, an advisory board member of Habitat for Humanity, a member of the Jonesboro Historical Committee and a mentor and Admission Board Director for the Clayton County Alternative School.

         Charles S. Tucker has been a director of the Bank since 1978 and the Treasurer, Secretary and a director of the Company since its incorporation in March 1995. Mr. Tucker is currently retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Clayton County Chamber of Commerce, the Kiwanis Club of Forest Park, the Veterans of Foreign Wars, and the American Legion.

         Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Bank since 1983. He is past chairman of the Administrative Board of the Jonesboro First United Methodist Church and is currently a member of the Staff-Parish Committee. He has also served as attorney for Habitat for Humanity and for Historical Jonesboro.

         Joe B. Mundy has been a director of the Bank since 1989 and of the Company since its incorporation in March 1995. Mr. Mundy retired in 1993 after 36 years as a circuit court clerk. Mr. Mundy currently serves as the secretary/treasurer of the Superior Court Clerks' Retirement Fund.

         John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors. Mr. Lee is employed by Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and, until December 1996, was employed by Loewen Group International, Inc., Burnaby, B.C. Canada, as a public relations consultant. Mr. Lee is a co-owner of the Southside Chapel Funeral Home. Mr. Lee is a past director and president of the Clayton County Chamber of Commerce.

         John T. Mitchell has been a director of the Bank since June 1977 and a director of the Company since May 1999. Mr. Mitchell is the president and a principal of Adams-Mitchell Realty, Inc., Jonesboro, Georgia.

         Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company and Bank since July 1996. Mr. Moreland has been a director of the Bank since August 1996 and a director of the Company since May 1999. Prior to joining the Bank, Mr. Moreland served as a senior vice president of a bank located near Atlanta, Georgia. He is also a member of the Southlake Kiwanis Club and serves on the community advisory board of the Morrow Middle School.

         Mary Jo Rogers, age 39, has been employed by the Bank since February 1997 and is currently a Senior Vice President and the Chief Financial Officer. Prior to that time, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia.

         Edith W. Stevens, age 40, has been employed by the Bank since 1978 and is currently a Senior Vice President and the Chief Operating Officer.

         Charles T. Segers, age 55, has served as a Senior Vice President and Henry County President of the Bank since April 1999. Mr. Segers performed similar functions with First Citizens Bank in Riverdale, Georgia between July 1997 and April 1999. Prior to that time he served similar functions with First Bank of Georgia in East Point, Georgia.

         John C. Bowdoin, age 50, became a Senior Vice President and Fayette County President of the Bank in July 1999. Mr. Bowdoin was an executive vice president with United Bank of Griffin, Griffin, Georgia between March 1998 and July 1999. Prior to that time, Mr. Bowdoin was the president and chief executive officer of Precise Packaging, a package manufacturer.

         Richard P. Florin, age 54, has been a Senior Vice President and Senior Credit Officer of the Bank and the Company since September 1996. Prior to that time, Mr. Florin was a senior vice president of lending in a bank located near Atlanta, Georgia.

Nominations for Directors

         Only persons who are nominated in accordance with the procedures set forth in the Articles are eligible for election as directors. In addition to the right of the Board of Directors of the Company to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy. Advance notice of a proposed nomination by a stockholder must be received by the Chairman of the Nominating Committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in the notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of Common Stock that are beneficially owned by each nominee. The stockholder making a nomination must also provide any other information reasonably requested by the Company.

         If the chairman of the Meeting, in his or her discretion, determines that a nomination was not made in accordance with the foregoing procedures, then that determination will be announced at the Meeting, and the defective nomination will be discarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1999, the Board of Directors held 11 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company during 1999.

         The Board of Directors of the Bank conducts its business through meetings of the Board and through activities of its committees. During 1999, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and committees during 1999.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, this non-standing committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and Bylaws, established any procedures for this purpose. During 1999, the Board of Directors met once as the Nominating Committee.

         The Audit Committee, a standing committee, consists of Directors Tucker (Chairman), Hall, Kemp and Mitchell. The Audit Committee recommends the selection of the Company's and the Bank's independent accountants to the Boards of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met three times during 1999. The charter of the audit committee is attached to this proxy statement as Appendix B.

         The Executive Compensation Committee, a standing committee, consists of Directors Lee (Chairman), Kemp, Mundy, and Tucker and determines executive compensation. The committee met once during 1999.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         The directors of the Bank receive $350 per month. The directors of the Company receive $500 per month. Directors receive $50 for attendance at any other committee meetings. However, directors who are also officers are not compensated for their services on any committee. All director fees are paid by the Bank which paid a total of $85,600 in compensation to directors for their service on the Board of Directors and its committees during the fiscal year ended December 31, 1999. In 1996, Directors Mundy, Tucker, Lee and Kemp were each awarded the equivalent of 2,879 shares of Common Stock pursuant to the Management Stock Bonus Plan. These awards vest over 5 years at a rate of 20% per year.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of the Company had a salary and bonus during the year ended December 31, 1999 that exceeded $100,000 for services rendered in all capacities to the Company.


                               Annual Compensation (1)
--------------------------------------------------------------------------------

Name and                      Fiscal                            Other Annual        All Other
Principal Position             Year   Salary       Bonus       Compensation(2)    Compensation
-------------------           ------  --------- -----------  ------------------- -------------
David B. Turner                1999    $110,000     $11,000        $21,212         $  16,423(3)
President and Chief            1998     103,172          --         19,507            24,389(3)
  Executive Officer
                               1997     100,500          --         16,288            24,598(3)
Leonard A. Moreland            1999     100,000      10,000         20,774            14,670(4)
Executive Vice President
 and Chief Administrative
 Officer

------------------------
(1) Includes compensation paid by the Bank or the Company. Excludes compensation for Mr. Moreland for 1998 and 1997 during which years his total annual salary and bonus did not exceed $100,000.
(2) For Mr. Turner, includes director's fees of $10,200 in each of the last three fiscal years. For Mr. Turner, 1999 includes $6,774 of dependent insurance. The amount shown also includes a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits. For Mr. Moreland, 1999 includes $10,200 of director's fees and $7,229 of dependent insurance. For Mr. Moreland, the amount shown includes a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits.
(3) For Mr. Turner, consists of $6,215, $5,859, and $5,680 of Company matching contributions under the 401(k) Profit Sharing Plan for the fiscal years ended December 31, 1999, 1998, and 1997, respectively. Also, includes an allocation of 704 and 1,267 and 940 shares of Common Stock under the ESOP during the Company's fiscal years ended December 31, 1999, 1998, and 1997, respectively. These 704, 1,267 and 940 shares had a value of $10,208,  $18,530,  and $18,918 at  December  31,  1999,
         1998, and 1997, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing price as of the last day of the respective fiscal year). For 1998, includes additional shares resulting from the 10% stock dividend and from forfeitures by other participants from prior years that were credited during 1998.
(4) For Mr. Moreland, consists of $5,607 of Company matching contributions under the 401(k) Profit Sharing Plan. Also, includes an allocation of 625 shares of Common Stock under the ESOP. These 625 shares had a value of $9,063 at December 31, 1999 (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing price as of the last day of the respective fiscal year).

Employment and Other Agreements

         The Bank has entered into employment agreements with David Turner, its President and Chief Executive Officer and Leonard Moreland, its Executive Vice President and Chief Administrative Officer. The employment agreements are for terms of three years with a base salary of $125,000 for Mr. Turner and $115,000 for Mr. Moreland. The agreements may be terminated by the Bank for "just cause" as defined in the agreements. If the Bank terminates the officer without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, the officer will be paid in a lump sum equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. If that event had occurred at December 31, 1999, the payments would have equaled approximately $407,000 for Mr. Turner and $321,000 for Mr. Moreland. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. The Bank also has change in control severance agreements with six other officers. Had a change in control of the Bank occurred as of December 31, 1999, the total amount payable under these six agreements would have been approximately $471,000.

Benefits

         Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP. The ESOP borrowed funds through a loan from the Company to acquire shares of the Common Stock in July 1995. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.

         A committee consisting of non-employee directors (the "ESOP Committee") administers the ESOP and serves as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

         1995 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 144,021 shares Common Stock (as adjusted for two stock dividends) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time.

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTION/SAR VALUES


                                                                Number of Securities
                                                               Underlying Unexercised           Value of Unexercised
                              Shares           Value               Options/SARs at            in-the-Money Options/SARs
                            Acquired on      Realized          Fiscal Year-End (#)(1)         at Fiscal Year-End ($)(1)
                                                          -------------------------------- ----------------------------
Name                       Exercise (#)         ($)          Exercisable / Unexercisable     Exercisable / Unexercisable
------------------------ ----------------  -------------     -----------   -------------     -----------   -------------

David B. Turner                 0                $ 0            21,600         14,400           $76,248  /  50,832
Leonard A. Moreland             0                  0             7,260          4,840            27,152  /  18,102

---------------
(1) Adjusted for two 10% stock dividends previously issued. Based on the difference between the exercise price and $13.75, the average of the bid and ask price of Common Stock on December 31, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. Except as listed in the chart following the next paragraph, all extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. There is approximately $547,000 in outstanding mortgage loans to John T. Mitchell, a director, that meet the above-listed criteria. Prior to 1990, the Bank provided loans to officers and directors and other affiliates at reduced interest rates and fees.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time during the fiscal year ended December 31, 1999 in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.

                                                                                                       Highest
                                                                                                       Balance
                                                                         Loan        Prevailing      During Year      Balance
                                     Type of  Origination   Original   Interest        Rate at          Ended            at
        Name           Affiliation    Loan        Date      Balance      Rate        Origination      12/31/99        12/31/99
       ------          -----------   ------      ------     -------     ------       -----------      --------        --------

 John B. Lee, Jr.       Director      First     12/18/87    $153,000     4.80%         7.875%          $88,976        $81,151
                                    mortgage
                                    for home

--------------------------------------------------------------------------------
              PROPOSAL II - APPROVAL OF THE 2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2000 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 80,000 shares of Common Stock, approximately 8.1% of the Common Stock outstanding, are to be reserved for issuance by the Company upon exercise of stock options that may be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to them to promote the success of the business of the Company and the Bank. The Option Plan, which becomes effective upon approval by the stockholders of the Company, provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the Option Plan attached as Appendix A to this proxy statement.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option
Committee"). The Option Committee will select the individuals to be granted options

(the "Optionees") and the number of options to be granted. Grants are provided at no cost to the Optionees. It is anticipated that grants will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration upon exercise other than the option exercise price per share.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan will continue in effect for a term of ten years from the date the plan is approved by stockholders.

Interest of Certain Persons

         Employees, officers, and directors of the Company and the Bank have an interest in the adoption of the Option Plan because they may be granted stock options. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and Directors.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option will be exercisable for three months following the cessation of employment but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to an Optionee's termination of employment or service, disability, or death will be determined by the Option Committee, in its sole discretion, at that time unless those terms and conditions were specifically determined at the time of grant of the options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock covered by the Option on the date of grant. For purposes of determining the fair market value of the Common Stock, the exercise price per share of the Option will be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share will be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange (currently, the Common Stock is not listed on a national securities exchange) at the time of the granting of an Option, then the exercise price per share of the Option will be not less than the average of the highest and lowest selling price of the Common Stock on the exchange on the date an Option is granted or, if there were no sales on that date, then the exercise price will be not less than the mean between the last bid and ask price on that date. If an officer or employee owns more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an incentive stock option.

         No shares of Common Stock will be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee will have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. The cash payment will be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option and will be in exchange for the cancellation of the Option.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no modification, extension or renewal will confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at that time, and will not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards

         The Board or the Option Committee will from time to time determine the officers, directors, key employees and other persons who will be granted awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options. In making this determination, the Board or the Option Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. It is anticipated that awards will be immediately exercisable and will remain exercisable for a period of ten years from the date of grant. Participants who have been granted an award may be granted additional awards. In no event will Shares subject to Options granted to any non-employee director under the Option Plan exceed more than 5% of the total number of Shares authorized for delivery under the Option Plan. In no event will Shares subject to Options granted to any employee exceed more than 30% of the total number of Shares authorized for delivery under the Option Plan.

         No determination has been made as to any awards to be made under the Option Plan.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, will have the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of the Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options;
(ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems appropriate. However, no action may be taken by the Option Committee without the consent of the Optionee that would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code.

         The Option Committee will at all times have the power to accelerate the exercise date of all unvested Options granted (if any) under the Option Plan. In the case of a change in control of the Company, all outstanding options become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company if the Company is not the surviving entity;
(iii) a change in control of the Company; or (iv) the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

         In the event of a change in control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the change in control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any Substitute Options exchanged for Incentive Stock Options meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or the securities are exempt from registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options will not constitute Registered Securities, then the Optionee will receive, upon the change in control, a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the change in control multiplied by the number of shares of Common Stock subject to surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the change in control, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all of the surrendered Options.

         The provisions of the Option Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option Committee to make adjustments, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless the action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 80,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 7.5%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee or entitle the Company to a deduction at the time of exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Approval

         Stockholder  approval  of the Option  Plan is being  sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of The Nasdaq Stock Market upon which the Common Stock is listed, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of
Section  16(b)  of  the  1934  Act,  and  to  meet  the   requirements  for  the
tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder approval of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
             PROPOSAL III - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has approved the selection of Porter Keadle Moore, LLP as its auditors for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders. A representative of Porter Keadle Moore, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         On June 11, 1998, the Board of Directors determined to engage Porter Keadle Moore, LLP as its independent auditors for the fiscal year ended December 31, 1998. On June 15, 1998, the Company notified KPMG LLP ("KPMG"), its independent auditors for the fiscal years ended December 31, 1997 and September 30, 1996 and the three- month period ended December 31, 1996, of this determination and that KPMG would not be engaged for the fiscal year ending December 31, 1998. The determination to replace KPMG was approved by the full Board of Directors.

         The reports of KPMG for the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 and during the period from January 1, 1998 to June 15, 1998, there were no disagreements between the Company and KPMG concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. On December 10, 1996, the Company changed its fiscal year end from September 30th to December 31st.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast "FOR" or "AGAINST" by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Porter Keadle Moore, LLP as the Company's auditors for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the year ended December 31, 1999, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by February 27, 2000, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at that meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than November 24, 2000.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's executive offices by February 26, 2001.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Charles S. Tucker
                                              ----------------------------------
                                              Charles S. Tucker
                                              Secretary



Jonesboro, Georgia
March 24, 2000

                                                                      Appendix A

                               CCF HOLDING COMPANY

                             2000 STOCK OPTION PLAN


         1.  Purpose  of the Plan.  The Plan  shall be known as the CCF  HOLDING
             --------------------
COMPANY ("Company") 2000 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan
             -----------
with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Heritage Bank, or any successor corporation thereto.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Georgia Department of Banking ("State"), the Federal Deposit Insurance
Corporation ("FDIC") or the Federal Reserve Board ("FRB") or regulations promulgated by such agencies; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean the CCF HOLDING COMPANY, the parent corporation of the Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company or the Bank, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 14 hereof.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the CCF Holding Company 2000 Stock Option Plan.

                  "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company or the Bank. Service to the Company or the Bank rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3. Shares  Subject to the Plan.  Except as  otherwise  required by the
             ---------------------------
provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 80,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.
                  ------------------------

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.
                  --------------------------

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3, to the extent feasible.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)      Effect  of  Committee's  Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.
                  --------------------------------------

                   (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to any non-employee Director under this Plan exceed more than 5% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein. In no event shall Shares subject to Options granted to any Employee exceed more than 30% of the total number of Shares authorized for delivery under the Plan.

          7. Term of the Plan.  The Plan shall  continue in effect for a term of
             ----------------
ten (10) years from the Effective  Date,  unless sooner  terminated  pursuant to
Section 17 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive  Stock Options.  Incentive  Stock
             ------------------------------------------------
Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii)     In the case of an Employee who  owns  Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be immediately exercisable on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9.  Terms  and  Conditions  of  Non-Incentive   Stock  Options.   Each
              ----------------------------------------------------------
Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (c) Term. The term of exercisability of each Non-Incentive Stock Option grantedpursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be immediately exercisable on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.  Effect  of  Termination  of  Employment,   Disability,  Death  and
              ------------------------------------------------------------------
Retirement on Incentive Stock Options.
--------------------------------------

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee to the extent not otherwise exercisable as of such date.

         11.  Effect  of  Termination  of  Employment,   Disability,   Death  or
              ------------------------------------------------------------------
Retirement  on  Non-Incentive  Stock  Options.   The  terms  and  conditions  of
---------------------------------------------
Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12.  Recapitalization,  Merger,  Consolidation,  Change in Control  and
              ------------------------------------------------------------------
Other Transactions.
------------------

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i)      provide  that such Options shall be assumed,
or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii)    in the event of a transaction under the terms
of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)     appropriately adjust the number of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii)    make  such  other  adjustments in connection
with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections 12(a), 12(b) and 12(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

         13. Time of Granting Options.  The date of grant of an Option under the
             ------------------------
Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         14.  Effective  Date. The Plan shall become  effective upon the date of
              ---------------
approval of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         15.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
               ---------------------------
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         16.  Modification  of Options.  At any time and from time to time,  the
              ------------------------
Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof.

         17.      Amendment and Termination of the Plan.
                  -------------------------------------

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         18. Conditions Upon Issuance of Shares; Limitations on Option Exercise;
             -------------------------------------------------------------------
Cancellation of Option Rights.
------------------------------

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         19. Reservation  of Shares.  During the term of the Plan,  the  Company
             ----------------------
will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20. Unsecured Obligation.  No Participant under the Plan shall have any
             --------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         21.  Withholding  Tax. The Company  shall have the right to deduct from
              ----------------
all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         22. No Employment  Rights. No Director,  Employee or other person shall
             ---------------------
have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank or other Subsidiaries.

         23.  Governing  Law.  The Plan shall be  governed by and  construed  in
              --------------
accordance with the laws of the State of Georgia, except to the extent that federal law shall be deemed to apply.

HERITAGE BANK  & CCF  HOLDING COMPANY                                 Appendix B
POLICY & PROCEDURES



                        AUDIT COMMITTEE RESPONSIBILITIES


I.       AUDIT COMMITTEE RESPONSIBILITIES

The board of directors has overall responsibility for the bank and company. Most of the board's responsibilities are delegated to the bank's officers, and then the board spends its time monitoring and controlling the bank's officers (through the CEO). There is one major exception to this, however: The board of directors' audit committee is responsible for the bank's internal audit program. The bank's internal auditor reports to the board's audit committee.

Bank employees primarily handle money. Poor money handling procedures can entice a normal person into being dishonest - conversely proper procedures will keep almost everyone honest. The bank absolutely must have proper procedures for handling money.

These procedures are established by bank management, but three separate groups verify that the bank is using correct procedures. These three groups are: (1) the bank's internal auditors, (2) its external auditors, and (3) the bank examiners. The activities of these three groups are closely monitored on behalf of the board by the audit committee.

Of the three groups, the most important to the audit committee is the internal auditor. The bank must have a satisfactory internal audit program, and the responsibility for this program rests with the board's audit committee.

II.      AUDIT COMMITTEE MEMBERSHIP

The audit committee is composed of outside independent directors who will not be considered if meeting any of the following criteria:

          o been employed by the company or its affiliates in the current or past three years;

          o accepted any compensation from the company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

          o an immediate family member who is, or has been in the past three years, employed by the company or its affiliates as an executive officer;

          o been a partner, controlling shareholder or an executive officer of any for-profit business to which the company made, or from which it received, payments (other than those which arise solely from investments in the company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years: or

          o    been employed as an executive of another  entity where any of the
               company's   executives   serve  on  that  entity's   compensation
               committee.

III.     THE AUDIT COMMITTEE'S CHARTER

The primary duty of the audit committee is to protect the assets of the bank through review and testing of internal controls and procedures.

The audit committee works through the internal auditor, and the two of them serve as the board of directors' eyes and ears. They closely monitor the bank's controls and procedures for handling money; they monitor compliance with board policies; and they monitor compliance with banking laws and regulations. The audit committee works closely with the bank's auditors to ensure comprehensive coverage of bank operations by audits.

HERITAGE BANK  & CCF  HOLDING COMPANY
POLICY & PROCEDURES



The audit committee is the supervisor of the bank's internal auditor and the internal audit staff. The audit committee works with the internal auditor in establishing the bank's audit programs and receives reports on the results of each audit performed.

The committee, on behalf of the board, selects the CPA firm for external audits and negotiates the terms of the engagement. In this it has assistance from management.

All audits result in written reports and/or opinion letters. The written reports list exceptions found and note the corrective actions taken. Management responds to audit reports in writing only when there is a disagreement between the internal auditor and management regarding a write-up. The audit committee reviews the written reports, and any management responses, to assure that appropriate corrective action is being taken in each case.

Management is responsible for the accuracy of all other financial statements being generated by the bank and distributed to regulators, stockholders, or to other banks. The audit committee, through the internal audit staff, verifies the accuracy of management generated financial reports (after the fact).

IV.      AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

         A.       Choosing the Bank's Internal Auditor
                  ------------------------------------

         The internal auditor is hired by the audit committee and reports to the committee for direction and supervision.

         Choosing the internal auditor may be the single most important decision the audit committee makes. In this choice, the committee should seek assistance from the president and his chief administrative officer, from other banks, and in particular from the audit department of correspondent banks. The committee may also ask a CPA firm to assist it in finding and choosing the bank's internal auditor.

         The person chosen must be experienced at bank auditing. This experience might be from working as the auditor at another bank, as an assistant to the auditor at another bank, or with a CPA firm. One way or the other, the person chosen must be fully qualified and have sufficient experience to do the job.

         Since our bank is small, it would be difficult at this time to justify hiring a full-time professional person as the bank's internal auditor. Yet, it is even more difficult to justify operating a bank without an adequate internal audit system being in place. At this time, we contract with a non-competing community bank for audit services.

                  B.       The Independent Accounting Firm (CPA)
                           -------------------------------------

         Our board is committed to selecting an external audit firm for the purpose of processing the securities and exchange commission required reports, conducting an annual audit and compiling the annual report to the shareholders. The committee will require an annual written statement between the company and the firm delineating all relationships between the auditor and the company, consistent with Independence Standards Board, Standard I, to ensure objectivity and independence. The committee will also select the outside firm and recommend them to the shareholders for approval.

HERITAGE BANK  & CCF  HOLDING COMPANY
POLICY & PROCEDURES




         C.       The Annual Audit Planning Meeting
                  ---------------------------------

         Once a year, at a regularly scheduled meeting, the audit committee conducts an annual audit planning meeting. Major topics that should be discussed at the meeting include:

                                    1.      A Review of the Overall Audit Plan
                                            ----------------------------------

                           This  review  could  lead to a change in the scope of
                  the engagement with the CPA firm. It should at a minimum result in a clear understanding of how the annual audit work will be divided between the CPA firm, the internal audit staff, and the employees.

                                    2.      The Proposed Internal Audit Program
                                            -----------------------------------

                           At the meeting,  the attendees will discuss the scope
                  of the internal auditor's plans for the next twelve months.

                  D.       Quarterly Meetings with the Internal Auditor
                           --------------------------------------------

         Once a quarter, the audit committee will meet with the internal auditor to receive reports and if necessary, to amend the audit plan for the next three months. Each audit performed by the internal auditor will result in a report addressed to the audit committee with copies to all managers with responsibility over the department audited (including the executive vice president).

         At these quarterly meetings, the audit committee and the internal auditor discuss each of the audit reports and what actions have been taken by the persons who received copies of the auditor's reports.

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of CCF Holding Company ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia on Wednesday, April 26, 2000, at 9:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                               WITHHELD
                                                          FOR  FOR ALL
                                                          ---  -------
1. The election as director of the nominees listed below
   with terms expiring in the year shown (except as
   marked to the contrary below):                         |_|    |_|

        Edwin S. Kemp, Jr.(2003)
        Joe B. Mundy (2003)
        John T. Mitchell (2002)
        Leonard A. Moreland (2001)

   Instructions: To withhold your vote for a nominee,
   write the nominee's name on the line provided
   below.
   -------------------------------------------


                                                          FOR  AGAINST ABSTAIN
                                                          ---  ------- -------
2. Approval of the 2000 Stock Option Plan.
                                                          |_|    |_|     |_|

                                                          FOR  AGAINST ABSTAIN
                                                          ---  ------- -------
3. The ratification of the appointment of Porter
   Keadle Moore, LLP, as independent auditors
   of CCF Holding Company, for the fiscal year
   ending December 31, 2000.                              |_|    |_|     |_|

In their discretion, these attorneys and proxies are authorized to vote upon any other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
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



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated March 24, 2000.



Dated:                              , 2000
       -----------------------------



------------------------------------         -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER



------------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------